CitiStreet Funds, Inc.                                               Prospectus
                                                                     Supplement
                                                              September 4, 2001

Appendix A, SUBADVISER PERFORMANCE IN OTHER ACCOUNTS, in the May 1, 2001 prospectus is replaced with the following:


        The investment results on the opposite side represent the historical performance of representative institutional accounts managed by each of the current subadvisers. These institutional accounts managed by each subadviser have substantially similar, but not identical, investment objectives, policies and strategies to those of the Fund managed by that subadviser.

        This subadviser performance information does not represent the performance of the Funds. For comparison purposes, we have also shown the actual performance of the Funds. You should understand that past performance, either of the subadviser or of the Fund, is not necessarily an indication of future performance.

        We have provided this information to illustrate the past performance of the subadvisers in managing substantially similar institutional accounts. We have shown the performance of the institutional accounts after deducting the estimated fees and expenses of the Funds. Each subadviser provided their composite investment performance information (without deduction of any fees or expenses). Each subadviser represented that the information includes performance for all fee-paying, discretionary institutional accounts that have substantially similar investment objectives, policies and strategies. BARRA RogersCasey, Inc., a consultant to the Manager, then adjusted the performance information to reflect the following estimated expenses for the Fund: (1) the subadviser's fee based on 1/3 of the assets of the Fund as of 12/31/00, (2) the Manager's fee (which does not vary based on asset levels), and (3) other expenses of the Fund during 2000. For the Small Company Stock Fund, rather than use actual subadviser performance for the index portion, BARRA RogersCasey, Inc. used the index itself reduced for estimated fees and expenses because the subadviser does not have a track records using the particular Russell index used by the Fund (although it has substantial experience with index strategies using other Russell indices).

        The institutional accounts used to calculate the performance information are not subject to the same types of expenses as the Funds and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Funds by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts might have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the methodologies used for institutional account performance and mutual fund performance could result in different performance data for identical time periods.

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SUBADVISER PERFORMANCE

                                                                     1 YEAR         3 YEARS         5 YEARS       FUND INCEPTION
                                                                      ENDED          ENDED           ENDED          THROUGH
                                                                    12/31/00        12/31/00        12/31/00       12/31/00 (5)
Bank of Ireland International Equity Composite                       (7.72)          12.42           13.14            N/A
SSgA International Growth Opportunities Composite                   (12.97)          14.80           15.47            N/A
Smith Barney Fund Management International Equity Composite (1)     (28.38)           9.77            8.80            N/A
Actual Performance of International Stock Fund                       (8.03)          11.62           12.40          12.12


Salomon Brothers Asset Management U.S. Small Capitalization
Equity Composite                                                     14.99           32.21             N/A            N/A
SG Cowen Small Cap Composite                                         43.22           12.24           15.59            N/A
Russell 2500 Index (Fee Adjusted) (2)                                 4.06            8.91           13.75            N/A
Actual Performance of Small Company Stock Fund                       10.08           11.19            7.28          11.35


Putnam U.S. Growth Equity Composite                                 (23.07)          16.19             N/A            N/A
Wellington Large Cap Research Value Composite (3)                    13.77           14.37           19.64            N/A
SSgA S&P 500 Flagship Composite                                      (9.20)          12.03           18.12            N/A
Actual Performance of Large Company Stock Fund                      (14.96)          (0.66)           9.71          11.26


Western Asset Management Core Composite                              12.43            6.25            6.70            N/A
Salomon Brothers Asset Management Enhanced Core Fixed
Income Composite (1)                                                  7.84            4.10            7.76            N/A
SSgA Bond Market Index Composite                                     11.50            6.25             N/A            N/A
Actual Performance of Diversified Bond Fund (4)                      12.35            6.07            6.25           7.44
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


(1) This subadviser performance information includes accounts that can invest a portion of their assets in securities from emerging market countries. The Funds currently do not invest in these securities. Although the performance of emerging markets securities varies from period to period, in general the performance of the institutional accounts would have been higher for most of the periods shown if the accounts had not invested in emerging markets securities

(2) Because SSgA does not have a composite track record for a Russell 2500 index strategy, the table shows the returns of the Russell 2500 less an assumed expense ratio of 0.49% (an estimate of the SSgA fee charged to the Fund and other Fund expenses).

(3) This subadviser performance information, like the information for other subadvisers, includes accounts that can invest in certain securities in which the Funds cannot invest, such as stock of affiliates of the Manager and the subadvisers. Accordingly, performance of the Fund may vary, and this subadviser does not include the Fund in its calculation of its composite.

(4) Prior to May 1, 2001, the Diversified Bond Fund was named the Long-Term Bond Fund and had an objective of investing primarily in long-term fixed income securities. The Diversified Bond Fund has an objective of investing primarily in fixed income securities of varying maturities.

(5)  June 1, 1993.